UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2008
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AMCOL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-15661	36-0724340
State of Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

One North Arlington, 1500 West Shure Drive, Suite 500
Arlington Heights, IL 60004-7803
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 394-8730

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On September 23, 2008, AMCOL International Corporation (the “Company”), delivered notices of expiration (the “Expiration Notices”) to Lawrence E. Washow (President and Chief Executive Officer), Gary L. Castagna (Senior Vice President and President, Global Minerals), Ryan F. McKendrick (Senior Vice President and President of Colloid Environmental Technologies Company and Volclay International Corp.) and Gary Morrison (Vice President and President of American Colloid Company) under their respective Employment Agreements effective as of March 24, 2006 (the “Employment Agreements”). In accordance with the terms of the Employment Agreements, the Expiration Notices provide that the Employment Agreements shall expire on March 24, 2009.

The Company is currently negotiating new employment and change-of-control agreements with its executive officers and expects that these new agreements will be effective prior to March 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOL INTERNATIONAL CORPORATION

Date: September 23, 2008	By:	/s/ Lawrence E. Washow
Lawrence E. Washow President and Chief Executive Officer